Exhibit 31.2
                       CERTIFICATIONS

I, Anna T. Chew, certify that:

  1.   I have reviewed this quarterly report on   Form 10-Q of
     Monmouth Capital Corporation;

  2.   Based on my knowledge,  this report does not contain any
     untrue statement of a material  fact or omit   to state  a
     material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  3.    Based on my knowledge,   the financial  statements,  and
     other financial information included in this report, fairly
     present in all material respects the  financial   condition,
     results of operations and cash flows of   the registrant as
     of, and for, the periods presented in this report;

  4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

       (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

  5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        (a) All significant deficiencies and material weaknesses
     in the design  or operation of    internal     control over
     financial     reporting    which  are  reasonably likely to
     adversely affect the     registrant's   ability   to record,
     process, summarize    and report financial information; and


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        (b) Any fraud, whether or not material, that    involves
     management or other employees who have a   significant role
    in the registrant's interna control over financial reporting.



Date: November 10, 2003



By:  /s/ Anna T. Chew
     Anna T. Chew
     Chief Financial Officer